UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022

SANDBRIDGE X2 CORP
(Exact name of registrant as specified in its charter)

Delaware	001-40183	86-1544667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Ave, 23rd Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 292-7870

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBII.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SBII	New York Stock Exchange LLC
Redeemable warrants included as part of the Units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50		NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

 On October 31, 2022, Sandbridge X2 Corp (the “Company”) filed a definitive proxy statement relating to a special meeting of stockholders to approve (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposal”) and (ii) an amendment to the Investment Management Trust Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Proposals”), which would, if implemented, allow the Company to redeem all of its outstanding Class A common stock, par value $0.0001 per share (the “Public Shares”) in advance of the Company’s original deadline of March 12, 2023 by changing the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination from March 12, 2023 to December 15, 2022 or such earlier date as is determined by the Company’s board of directors in its sole discretion (the “Amended Termination Date”).

In connection with the approval of the Charter Amendment Proposal, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the trust account (the “Voluntary Redemption”). The Company will redeem all Public Shares not elected to participate in the Voluntary Redemption substantially concurrently with the Voluntary Redemption (all such redemptions together, the “Post-Amendment Share Redemption”). The Company expects to complete the Post-Amendment Share Redemption on or around December 2, 2022 if stockholders approve the Proposals. Additionally, the last day of trading of the Public Shares will be November 29, 2022, if stockholders approve the Proposals. For questions regarding redemptions, please contact Sandbridge’s transfer agent:

Mark Zimkind
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

The estimated redemption price as of November 15, 2022, is estimated to be approximately $10.09 per share, which is expected to be similar to the redemption price on the anticipated redemption date.

The special meeting will be held on Tuesday, November 29, 2022, at 10:00 a.m. Eastern Time, and the record date for the meeting is the close of business (New York time) on October 31, 2022.

A copy of the press release is filed herewith as Exhibit 99.1 in compliance with Rule 14a-12 under the Securities and Exchange Act of 1934, as amended, and is incorporated herein by reference.

The information contained in this Item 8.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project,” “anticipate” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material.

Additional Information

Nothing in the foregoing communication shall constitute a solicitation to buy or an offer to sell any of the Company’s securities. The Company’s stockholders and other investors are urged to read the definitive proxy statement (which has been filed with the SEC) because it contains important information relating to the proposed transaction. Copies of the Company’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to: Sandbridge X2 Corp, 725 5th Ave, 23rd Floor, New York, NY 10022.

Participants in a Solicitation

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the stockholder proposals relating to the proposed early redemption transactions. Information regarding the directors and executive officers of the Company and their direct and indirect interests in the Company, by security holdings or otherwise, is available in the Company’s definitive proxy statement filed in connection with the Special Meeting of Stockholders to be held on Tuesday, November 29, 2022, which was filed with the SEC on October 31, 2022. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 16, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDBRIDGE X2 CORP

	By:	/s/ Richard Henry
	Name:	Richard Henry
	Title:	Chief Financial Officer

Date: November 16, 2022